NORTHSTAR GALAXY TRUST
                  "Formerly known as NORTHSTAR VARIABLE TRUST"
                  Prospectus Supplement dated October 5, 1998
                       to Prospectus dated April 30, 1998

The Board of Trustees of the Northstar Galaxy Trust, on behalf of the Northstar Galaxy Trust Income and Growth Portfolio (the "Portfolio"), recently approved a proposal for the modification of the investment objective and name of the Portfolio. If the proposal is approved by the shareholders of the Portfolio, the current objective of seeking income balanced with capital appreciation would be modified to the objective of seeking long-term capital appreciation and the Portfolio's name would be changed to the "Northstar Galaxy Trust Emerging Growth Portfolio" to better reflect the Portfolio's investment objective and holdings. A shareholder meeting to consider the reorganization has been scheduled for November 5, 1998 to consider the proposed modification, and if approved the modification will become effective November 9, 1998